EXHIBIT 20



         CHEYENNE
                                            NEWS RELEASE

         FOR IMMEDIATE RELEASE

                                            Contacts:  Roy Winnick
                                                       Richard Wolff
                                                       Kekst and Company
                                                       (212) 593-2655


                  CHEYENNE SOFTWARE'S EXECUTIVE MANAGEMENT TEAM
              SENDS LETTER TO McAFEE PRESIDENT/CEO WILLIAM L. LARSON


         Roslyn Heights, N.Y., April 23, 1996 -- Cheyenne Software, Inc. (AMEX:CYE) said today that its entire executive management team, including the top executives responsible for the com-pany's flagship products, core technology, sales, marketing, operations, technical support and finances, today sent the fol-lowing letter to William L. Larson, President and Chief Execu-tive Officer of McAfee Associates, Inc.:



         Mr. William L. Larson
         President and Chief Executive Officer
         McAfee Associates, Inc.
         2710 Walsh Avenue
         Santa Clara CA 95051-0963

         Dear Bill:

         We, the senior executives of Cheyenne Software, Inc., have read and heard numerous statements in the media attributed to you that grossly misrepresent our views of your merger proposal.
         We are writing this letter to make our views perfectly clear.

         Each of us believes that a merger with McAfee is not in the best interests of this Company, our stockholders, employees or customers. We believe that a combination with McAfee is not the best strategy for Cheyenne, we question the long-term growth potential of McAfee's primary line of business, and we see little, if any, synergistic opportunity from combining our lines of business. In addition, from a financial perspective, we are concerned about the ability of McAfee to sustain its earnings growth.

         We fee your statements about our chairman, ReiJane Huai, to be insensitive, insulting and totally without basis. Each of us



                                     - more -

                             Cheyenne Software, Inc.
              Three Expressway Plaza, Roslyn Heights, New York 11577
                   Telephone (516) 465-4000 Fax (516) 484-3093
                             http://www.cheyenne.com



         Cheyenne Software's Executive Management Team
         Sends Letter to McAfee President/CEO William L. Larson/Page 2...


         fully and unambiguously supports his and our other directors' unanimous decision to reject your proposal.

         This company is too important to its stockholders, employees, customers and communities to risk its value and assets so that you can -- to use your words -- "bag this bear."

                                       Sincerely,

         Yuda Doron                         Gerald Briggs
         Executive Vice President           Vice President of European
            North America Sales                Operations

         Doris Granatowski                  Robert Daly
         Executive Vice President           Vice President of
            of Operations                      Engineering

         Alan W. Kaufman                    Steve Kendall
         Executive Vice President of        Vice President of Far East
            Sale and Secretary                 Operations

         Elliot Levine                      Jeffrey E. Finkle
         Executive Vice President,          Vice President and General
            Senior Financial Officer           Manager of Unix Division
            and Treasurer

         Michael Adler                      John McIntosh
         Vice President, General Counsel    Vice President of Tactical
            and Assistant Secretary            Services

         Stephen Brander
         Vice President of Sales Strategy
            and Planning

         About Cheyenne Software
         Cheyenne Software, Inc. is an international developer of essential software solutions for NetWare, Windows NT, UNIX, Macintosh, OS/2, Windows 3.1 and Windows 95 operating systems. Its enterprise-wide offerings include an array of storage man-agement, security, and communications products, including Chey-enne[R] HSM, JETserve[TM], InocuLAN[R], FAXserve[TM], and its flagship product line, the ARCserve[R] family of network backup software. Cheyenne can be contacted at (800) 243-9462 (U.S. or Canada) or (516) 465-4000, or by visiting its WWW home page at: http://www.cheyenne.com.

                                     # # # #



                             Cheyenne Software, Inc.
              Three Expressway Plaza, Roslyn Heights, New York 11577
                   Telephone (516) 465-4000 Fax (516) 484-3093
                              http://www.chyenne.com